FIRST AMENDMENT TO
                          AMENDED AND RESTATED REVOLVING
                             AND TERM LOAN AGREEMENT


                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made by and among Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Quality Housing Supply, LLC, a Delaware limited liability company, Cavalier Manufacturing, Inc., a Delaware corporation, Cavalier Industries, Inc., a Delaware corporation, Delta Homes, Inc., a Mississippi corporation, Cavalier Enterprises, Inc., a Delaware corporation, Cavalier Associated Retailers, Inc., a Delaware corporation, Quality Certified Insurance Services, Inc., an Alabama corporation, Cavalier Asset Management, Inc., a Delaware corporation, Cavalier Manufacturing Asset Co., Inc., a Delaware corporation, Cavalier Industries Asset Co., Inc., a Delaware corporation, Cavalier Enterprises Asset Co., Inc., a Delaware corporation, Cavalier Real Estate Co., Inc., a Delaware corporation, and Cavalier Acceptance Corporation, an Alabama corporation ("Cavalier Acceptance") (collectively, the "Initial Participating Subsidiaries"; Cavalier Homes and the Initial Participating Subsidiaries, together with all entities who hereafter become Participating Subsidiaries or Participating Partnerships, being hereinafter sometimes collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender"), is dated as of the 29th day of September, 2000.

                               R E C I T A L S :
                               ---------------


                  WHEREAS, Cavalier Homes, the Initial Participating Subsidiaries and Lender entered into that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000 (the "Agreement"), pursuant to which Lender made available, subject to the terms and conditions thereof, to such Borrowers, a revolving loan in the maximum principal amount of up to $35,000,000 (the "Revolving Loan"), and to Cavalier Acceptance, a term loan facility of up to $35,000,000 (the "Term Loans"); provided, however, that the collective outstanding balances of the Revolving Loan and all of the Term Loans may not exceed $35,000,000;


                  WHEREAS, the Agreement amended and restated in its entirety that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as amended by that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated as of March 14, 1996, as further amended by that certain Second Amendment to Revolving, Warehouse and Term Loan Agreement dated as of June 1, 1998, by and among Cavalier Homes and certain of the Initial Participating Subsidiaries;


                  WHEREAS, the Revolving Loan is currently evidenced by that certain Amended and Restated Revolving Note in the original principal amount of $35,000,000 dated as of March 31, 2000 (the "Revolving Note"); and


                  WHEREAS, Borrowers have requested that Lender agree to amend certain covenants contained in the Agreement and to extend the maturity date of the Revolving Loan from April 15, 2002 to April 15, 2003, and Lender is willing to do so, but only on the express condition, among others, that Borrowers enter into this Amendment, pursuant to which the Agreement shall be amended and modified.


                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:


                  1. Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

                  2.       Section 2.1(A)(1)(a) of the  Agreement    is   hereby
amended and restated in its entirety to read as follows:

                  "(1)(a) the Revolving Loan Commitment minus (b) the aggregate outstanding principal balance of all Term Loans, or"

                  3.       In   Section   3.1(A) of   the Agreement,  the   term
"$35,000,000" is hereby replaced with the term "the Revolving Loan Commitment".

                  4. Section 4.5(C) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(C) No material adverse change shall have occurred in the financial condition of Cavalier Homes or Cavalier Acceptance; provided, however, that solely for purposes of this subsection 4.5(C), the results of operations of Cavalier Homes and Cavalier Acceptance shall not be deemed to be a material adverse change so long as Cavalier Homes and Cavalier Acceptance are in compliance with the Financial Covenants set forth in Sections 7.3 and 8.3 of the Agreement;"

                  5. Section 6.1(K) of the Agreement is hereby amended to add the following language to the end of the subsection following the words "Financial Statements to the date hereof;":

                  "provided that for the purposes solely of this subsection (K), the results of operations of Cavalier Homes and the
                  Consolidated Entities shall not be deemed to be a material adverse change so long as Cavalier Homes is in compliance with the Financial Covenants set forth in Section 7.3 of the Agreement."

                  6. Section 6.2(Q) of the Agreement is hereby amended by inserting the phrase "or Section 7.2(H) below" after the words "Exhibit I".

                  7. Section 7.1(C)(1) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(C)     Cavalier Homes will furnish to Lender:

                           (1) Within fifteen (15) days after the close of each calendar month, unless waived in writing by Lender, and within thirty (30) days after the close of each calendar quarter:

                                    (i)     A Consolidated  and    consolidating
                                            income statement of Cavalier   Homes
                                            and the Consolidated    Entities for
                                            such period; and

                                    (ii)    A  Consolidated  and   consolidating
                                            balance sheet of Cavalier  Homes and
                                            the  Consolidated Entities as of the
                                            end of such period

                                    all in   reasonable detail, subject to year-
                                    end audit adjustments;"

                  8. Section 7.1(M) of the Agreement is hereby amended by adding the following language at the end of the subsection:

                  ";provided  that for the  purposes  solely of this  subsection
                  (M), the results of operations of Cavalier Homes and the Consolidated Entities shall not be deemed to be a material adverse change so long as Cavalier Homes is in compliance with the Financial Covenants set forth in Section 7.3 of the Agreement."

                  9. Section 7.2(C) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(C) Unless the proceeds of such sale are paid to Lender pursuant to this Agreement, neither Cavalier Homes nor any Consolidated Entity will sell, or enter into any agreement to sell, any of its Accounts or Eligible Contracts; provided, however that until further notice to the contrary from Lender, Cavalier Acceptance shall be permitted to sell Eligible Contracts in the ordinary course of business."

                  10. Section 7.2(G) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(G) Neither Cavalier Homes nor any Consolidated Entity will become liable, directly or indirectly, as guarantor or otherwise for any obligation of any other Person, except for
                  (i) guarantees existing and disclosed to Lender prior to Closing, (ii) endorsements of commercial paper for deposit or collection in the ordinary course of business, (iii) repurchase agreements entered into in the ordinary course of business providing for repurchase obligations of Cavalier Homes of the sort customarily undertaken by manufacturers of manufactured housing, and (iv) guaranties or Indebtedness described or set forth in Section 7.2(H) below; provided, however, that with respect to dealers selling Inventory manufactured by any Borrower, Cavalier Homes may guaranty up to $75,000 in principal amount of lines of credit used for such dealer to purchase Inventory."

                  11.      Effective as of  January 1, 2001,  Section  7.2(H)(6)
of the Agreement is hereby  amended and restated in its   entirety to   read  as
follows:

                  "(6) Indebtedness secured by Permitted Liens and lease obligations not to exceed, in the aggregate, $18,000,000 (with such Indebtedness and lease obligations not to exceed $50,000 for Cavalier Acceptance); as used in this paragraph, the term "lease" means a lease that is not reflected on a Consolidated balance sheet of Cavalier Homes and the Consolidated Entities and should not be so reflected under General Accepted Accounting Principles; provided, however that notwithstanding the foregoing, Cavalier Homes may incur up to $6,000,000 in additional Indebtedness to purchase inventory for its retail manufactured housing sales operations, which Indebtedness may be secured by a lien on said inventory in favor of such floor plan lender(s)."

                  12. Section 7.2(I) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(I) Cavalier Homes will not declare or pay any dividends, or make any other payments or distributions on account of its capital stock, or any payments to redeem, purchase or retire any of its capital stock, which exceed, in the aggregate for all such payments, fifty percent (50%) of the average of its Consolidated net income determined under Generally Accepted Accounting Principals, consistently applied, by Cavalier Homes, for the two most recent fiscal years preceding the period to which such dividends or distributions relate, nor make any assignment or transfer of Accounts, Chattel Paper, other than in accordance with Section 7.2(C), or, other than in the ordinary course of business, of Inventory."

                  13. Section 7.2(J) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(J) Other than any Consolidated Entity, neither Cavalier Homes nor any Consolidated Entity will form any Subsidiary, or Controlled Partnership, or make any investment in or make any loan in the nature of any investment to any Person, which, in the aggregate, exceed $3,000,000."

                  14. Section 7.2(M)(5) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(5)     Equity investments, made in the reasonable discretion
                  of Cavalier Homes, in an annual aggregate amount not to exceed $750,000;"

                  15.      A new Section 7.2(M)(6)  is hereby   added   to   the
Agreement to read as follows:

                  "(6) certificates of deposit that are held with Lender so long
                  as  Lender's  rates are  competitive  with the rates   offered
                  by other lenders and commercial paper rated Baa or better."

                  16. Section 7.2(U) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(U)  Cavalier  Homes and the  Consolidated  Entities will not
                  make capital  expenditures for any fiscal year in  excess   of
                  $10,000,000   in the aggregate."

                  17. Section 7.3(A)(2) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(2)     The sum of (A) and (B) below must at all times  equal
                  or exceed $65,000,000:

                           (A)      Consolidated Tangible Net Worth, plus

                           (B)      (i)     in fiscal year 2000,  the   treasury
                  stock purchased by Cavalier Homes in year 2000, valued at cost, and

                                    (ii)    in fiscal year 2001,  the   treasury
                  stock  purchased  by Cavalier  Homes in years   2000 and 2001,
                  valued at cost."

                  18. Section 7.3(A)(4) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "(4) A ratio of Consolidated Cash Flow (measured on a historical basis) to Debt Service of not less than 1.75 to 1.00 commencing for the year ending December 31, 2001 and continuing for every subsequent year thereafter."

                  19.      Section  8.2(A)  of the  Agreement  is hereby amended
to add  the  following  language  to the end of the   subsection   following the
words "securing any Eligible Contract":

                  "; provided that the sole effect of a violation by Cavalier Acceptance of this Section 8.2(A) shall result in the Eligible Contract at issue ceasing to be deemed an "Eligible Contract" for the purposes of this Agreement so long as no sums due under the Revolving Loan have been converted to a Term Loan based on said Eligible Contract."

                  20. Section 8.2(B) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Except as permitted by Section 7.2(C), Cavalier Acceptance will not transfer, sell, assign or deliver any Eligible
                  Contract pledged to Lender to any person, corporation, partnership, association or trust other than Lender."

                  21.      Schedule I of the  Agreement  is hereby  amended   to
amend and restate the  definition  of "Cash Flow" in its entirety as follows:

                  "Cash Flow" means, as to any Person, the aggregate of:

                           (A)      net income after taxes (or the net  deficit,
                  as applicable) plus
                           (B)      amounts  that  have    been   deducted   for
                  (i) amortization of intangible assets, and (ii) depreciation and depletion; all as shown by the income statement of such Person, calculated in accordance with Generally Accepted Accounting Principals."

                  22.  Section  9.5   of   the  Agreement,  any   references  to
Section 9.5 contained in the Agreement, and the last sentence of section 2.4 of the agreement, are hereby deleted in their entirety. Schedule I of the Agreement is hereby amended to amend and restate the definition of "Loan Termination Date" in its entirety as follows:

                  "Loan Termination Date" means, (i) with respect to the Revolving Loan, the earlier of (A) April 15, 2003 or (B) the date to which the maturity of the Revolving Note may be accelerated pursuant to Section 9.2 of the Agreement; and
                  (ii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement."


                  23.      Schedule I of the  Agreement  is hereby  amended   to
amend and  restate the  definition  of  "Revolving   Loan Commitment"   in   its
entirety as follows:

                  "Revolving Loan Commitment" means the Lender's commitment to lend to Borrowers up to the sum of $35,000,000 in principal amount outstanding from time to time pursuant to Article II of the Agreement, and subject to, the terms of the Agreement; provided that if at any time the sum of (A) and (B) below is less than $85,000,000, the Revolving Loan Commitment shall be automatically adjusted to be Thirty-five percent (35%) of the sum of (A) and (B) below:

                           (A)      Consolidated Tangible Net Worth, plus

                           (B)      (i)     in fiscal year 2000,  the   treasury
                  stock purchased by Cavalier Homes in year 2000, valued at cost, and

                                    (ii)    in fiscal year 2001,  the   treasury
                  stock  purchased  by Cavalier  Homes in years   2000 and 2001,
                  valued at cost."

                  24. Schedule I of the Agreement is hereby amended to amend the definition of "Financial Statements" by replacing the figure "December 31, 1998" with the figure "December 31, 1999".

                  25. Schedule I of the Agreement is amended to amend and restate the definition of "LIBOR Rate" in its entirety as follows:

                  "LIBOR Rate" means: (a) so long as the sum of (A) and (B) below exceeds $77,000,000, the Base LIBOR Rate plus 200 basis points (2.00%); and (b) at any time when the sum of (A) and
                  (B) is  equal  to or  less than  $77,000,000,  the Base  LIBOR
                  Rate   plus 250  basis  points (2.50%):

                           (A)      Consolidated Tangible Net Worth, plus

                           (B)      (i)     in fiscal year 2000,  the   treasury
                  stock purchased by Cavalier Homes in year 2000, valued at cost, and

                                    (ii)    in fiscal year 2001,  the   treasury
                  stock  purchased  by Cavalier  Homes in years   2000 and 2001,
                  valued at cost."

                  The LIBOR Rate shall be adjusted automatically, upward or downward, as the case may be, on and as of the effective date of any change in the Base LIBOR Rate resulting from a change in the Reserve Requirement or, in the case of a required adjustment based on Consolidated Tangible Net Worth, the LIBOR Rate shall be adjusted on the first day of the month immediately following receipt by Lender of the monthly financial reports required by Section 7.2(B) of the Agreement."

                  26.      Schedule I of the Agreement is hereby    amended   to
amend and restate  the  definition  of "Revolving  Rate" in  its   entirety   as
follows:

                  "Revolving  Rate"  means,   until  maturity  of  the Revolving
                  Note: (a) so long as the sum of (A) and (B) below exceeds $77,000,000, the per annum rate of interest equal to one-half of one percent (0.50%) below the Prime Rate in effect from time to time; and (b) at any time when the sum of (A) and (B) is equal to or less than $77,000,000, the per annum rate of interest equal to the Prime Rate in effect from time to time, and, after maturity of the Revolving Note, two percent (2.00%) above the Prime Rate in effect from time to time after maturity of the Revolving Note, whether by demand, acceleration or otherwise:

                           (A)      Consolidated Tangible Net Worth, plus

                           (B)      (i)     in fiscal year 2000,  the   treasury
                  stock purchased by Cavalier Homes in year 2000, valued at cost, and

                                    (ii)    in fiscal year 2001,  the   treasury
                  stock  purchased  by Cavalier  Homes in years   2000 and 2001,
                  valued at cost."

Each time the Prime Rate shall change, the Revolving Rate shall change concurrently with such change in the Prime Rate, or, in the case of a required adjustment based on Consolidated Tangible Net Worth, the Prime Rate shall be adjusted on the first day of the month immediately following receipt by Lender of the monthly financial reports required by Section 7.2(B) of the Agreement."

                  27. Schedule I of the Agreement is hereby amended to amend the definition of "Five Year Treasury" by amending and restating the penultimate sentence thereof to read as follows:

                  "The  Five  Year  Treasury  on  March  27,  2000  was 6.504%."

                  28. Schedule I of the Agreement is hereby amended to amend the definition of "Prime Rate" by amending and restating the penultimate sentence thereof to read as follows:

                  "The Prime Rate on the date of the Agreement is 9.00%."

                  29. Schedule II6.1(B) of the Agreement is hereby amended to add the items set forth on Exhibit A hereto.

                  30. Schedule II.6.1(D) of the Agreement is hereby amended to add the items set forth on Exhibit A hereto.

                  31.      Exhibit C-1 of the  Agreement is hereby  amended   by
amending  and  restating  subsection  (2) thereof as set forth on Exhibit A.

                  32.      Exhibit C of  the Agreement  is  hereby  amended   by
amending and restating  subsection (2) thereof as set forth on Exhibit A hereto.

                  33.      Exhibit F of the Agreement is hereby amended to   add
the items set forth on Exhibit A hereto.

                  34. Exhibit I is hereby amended to add the items set forth on Exhibit A hereto.

                  35. Prior to the execution of this Amendment, Borrowers have paid to Lender all Non-Usage Fees due to be paid under the Agreement prior to this Amendment. In connection with this Amendment, Lender acknowledges its receipt of a Commitment Fee from Cavalier Homes equal to one-eighth of one percent (1/8%) of the Revolving Loan Commitment ($43,750). Each of the Borrowers acknowledges that such Commitment Fee has been fully-earned by Lender and is non-refundable.

                  36. As conditions to the effectiveness of this Amendment, Borrowers shall have delivered to Lender such documentation as may be requested by Lender, or its counsel, to satisfy Lender that this Amendment has been duly authorized, executed and delivered on behalf of each Borrower, constitutes the valid and binding obligations of each Borrower, and is entitled to the security of the Agreement and the Security Documents.

                  37. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, and any Collateral described in any agreement providing security for any Obligation of the Borrowers or any of them so defined to include the Notes, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by each of the Notes, the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes or any agreement securing any or all of the Notes; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, (i) each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes is and shall remain secured by the Collateral described in the Agreement and in the Security Documents and (ii) Cavalier Homes specifically, in its capacity as guarantor under those certain Continuing Guaranty Agreements dated February 17, 1994, March 14, 1996, June 1, 1998 and March 31, 2000, by Cavalier Homes in favor of Lender (the "Guaranty Agreements"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreements) of Cavalier Acceptance which are unconditionally guaranteed by Cavalier Homes shall in no way be modified, altered or impaired by this Amendment.

                  38. Borrowers, jointly and severally, hereby represent and warrant to Lender that (a) the officers of each Borrower executing this Amendment have been duly authorized to do so and such amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (b) except as set forth on Schedule I hereto, each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, and
(c) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

                  39. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

                  40. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.

                  41. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers, as of the day and year first above written.


                  BORROWERS:

                                        CAVALIER HOMES, INC.


                       By:  /s/ Michael R. Murphy                         [L.S.]
                           -----------------------------------------------------
                       Its: Vice President
                           -----------------------------------------------------


                                    QUALITY HOUSING SUPPLY, LLC


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Secretary
                            ----------------------------------------------------


                                     CAVALIER MANUFACTURING, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Vice President
                            ----------------------------------------------------


                                       CAVALIER INDUSTRIES, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Secretary
                            ----------------------------------------------------


                                           DELTA HOMES, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Secretary
                            ----------------------------------------------------


                                      CAVALIER ENTERPRISES, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Secretary
                            ----------------------------------------------------


                                 CAVALIER ASSOCIATED RETAILERS, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                            ----------------------------------------------------
                       Its:  Secretary
                            ----------------------------------------------------


                                    QUALITY CERTIFIED INSURANCE
                                           SERVICES, INC.


                       By:   /s/ Robert J. Blake                          [L.S.]
                            ----------------------------------------------------
                       Its:  Director
                            ----------------------------------------------------


                                   CAVALIER ASSET MANAGEMENT, INC.


                       By:   /s/ Michael R. Murphy                        [L.S.]
                             ---------------------------------------------------
                       Its:   Secretary
                             ---------------------------------------------------


                                     CAVALIER MANUFACTURING ASSET
                                              CO., INC.


                       By:    /s/ Michael R. Murphy                       [L.S.]
                             ---------------------------------------------------
                       Its:   Secretary
                             ---------------------------------------------------


                                  CAVALIER INDUSTRIES ASSET CO., INC.


                       By:    /s/ Michael R. Murphy                       [L.S.]
                             ---------------------------------------------------
                       Its:   Secretary
                             ---------------------------------------------------

                                 CAVALIER ENTERPRISES ASSET CO., INC.


                        By:   /s/ Michael R. Murphy                       [L.S.]
                             ---------------------------------------------------
                        Its:  Secretary
                             ---------------------------------------------------


                                    CAVALIER REAL ESTATE CO., INC.


                         By:  /s/ Michael R. Murphy                       [L.S.]
                             ---------------------------------------------------
                         Its: Secretary
                             ---------------------------------------------------



                                      CAVALIER ACCEPTANCE CORPORATION


                         By:  /s/ June Martin                             [L.S.]
                             ---------------------------------------------------
                         Its: Secretary
                             ---------------------------------------------------


                  LENDER:

                                          FIRST COMMERCIAL BANK


                          By:  /s/ Jim Williams                           [L.S.]
                              --------------------------------------------------
                          Its: Vice President
                              --------------------------------------------------